Exhibit 10.6

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement, dated as of August 17, 2021 (this “Agreement”), is made by and among PARALLAX MASTER FUND, L.P., a Cayman Islands limited partnership (the “Seller”), and SUPERHERO ACQUISITION L.P., a Delaware limited partnership (the “Purchaser”), and acknowledged and agreed by Tilray, Inc., a Delaware corporation (“Tilray”).

WHEREAS, the Seller proposes to sell, on the terms and conditions contained herein, to the Purchaser, and the Purchaser proposes to purchase, the Seller’s right, title and interest in and to a percentage of Obligations evidenced by each of the fourth amended and restated senior secured convertible notes listed on Schedule I (collectively, the “Purchased Notes”) issued by MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia (the “Company”), MM CAN USA, INC., a California corporation (“Holdings” and, with the Company, collectively, the “Borrowers”, and each is a “Borrower”) and each of the second amended and restated warrant certificates listed on Schedule II (collectively, the “Purchased Warrants”) issued by the Company, in each case, pursuant to that certain Securities Purchase Agreement, dated April 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to that certain Fourth Amended and Restated Securities Purchase Agreement, dated as of August 17, 2021, the “MedMen SPA”; the notes issued by the Borrowers pursuant to the MedMen SPA, including the Purchased Notes, the “Notes”; the warrants issued by the Company pursuant to the MedMen SPA, including the Purchased Warrants, the “Warrants”), by and among the Borrowers, each other Credit Party party thereto (together with the Borrowers, the “Credit Parties”), the purchasers from time to time party thereto and Gotham Green Admin 1, LLC, a Delaware limited liability company, as collateral agent (in such capacity, the “Collateral Agent”). The sale of Notes and Warrants by the Seller pursuant to this Agreement is referred to herein as the “Securities Sale.”

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Purchase and Sale.

(a)On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, the Seller’s right, title and interest in and to the percentage of the applicable Purchased Notes and Purchased Warrants described on Schedule I and Schedule II, respectively, and the proceeds thereof, whether now owned or hereafter acquired, at the total purchase price set forth on Schedule III (the “Purchase Price”).

(b)The Purchased Notes and Purchased Warrants will be offered and sold to the Purchaser pursuant to this Agreement without being registered under the Securities Act of 1933, as amended (the “Securities Act”) or under applicable states securities laws, in reliance upon an exemption therefrom. Neither the Seller nor any other person has any obligation or intent to register the Purchased Notes, the Purchased Warrants or the Securities Sale under the Securities Act or under applicable states securities laws.

(c)As of the Settlement Date, as a result of this Agreement, (i) the Purchaser shall become a party to the MedMen SPA as a Holder and, to the extent of the interests assigned pursuant to this Agreement, have the rights and obligations of a Holder thereunder, and (ii) the Seller shall, to the extent of the interests assigned pursuant to this Agreement, relinquish its rights and be released from its obligations under the MedMen SPA.

2.Closing and Payment.

(a)Delivery of the Seller’s interest in such applicable Purchased Notes and Purchased Warrants shall be made to the Purchaser concurrently with the execution of this Agreement. The Purchase Price will be satisfied by (i) the Purchaser’s transfer of the number of shares of common stock of Tilray as set forth on Schedule III (the “Consideration Shares”) and (ii) a cash payment equal to the cash consideration set forth on Schedule III (the “Cash Consideration”) to the Seller by wire transfer identified on Schedule IV in immediately available funds, as applicable, in accordance with Section 2(b) below.

(b)Payment in the form of Cash Consideration shall be made on the date hereof, or such later date as the parties shall mutually agree (such date being herein called the “Settlement Date”). Payment in the form of Consideration Shares shall be made within five business days following the date on which Tilray’s shareholders approve (such date, the “Approval Date”) an increase in the number of authorized shares of common stock of Tilray in an amount sufficient to issue the Consideration Shares and an amount reasonably expected to be sufficient to issue the Top-Up Shares (as mutually agreed with the Seller) (such date being herein called the “Consideration Shares Payment Date”); provided, however, that, if the Approval Date has not occurred by the close of NASDAQ market trading on December 1, 2021, the Seller may, by providing written notice to the Purchaser, elect to receive an amount in cash equal to the aggregate Closing Date Share Consideration Amount in lieu of the Consideration Shares, such cash payment to be made by Purchaser to the Seller in accordance with Schedule III by the applicable wire transfer identified on Schedule IV in immediately available funds on the date that is no later than the third business day following Purchaser’s receipt of such election from the Seller.

(c)Tilray shall file with the United States Securities and Exchange Commission, in its sole discretion, either a prospectus supplement under Rule 424(b) to its current Registration Statement on Form S-3 (333-233703) or a new resale registration statement on Form S-3 (in either case, the “Registration Statement”) to register the resale by the Seller of the Consideration Shares and any reasonably expected Top-Up Shares (as mutually agreed with the Seller), if any, within five business days following the Approval Date (the date on which the prospectus supplement is filed or the Registration Statement becomes effective, as applicable, the “Registration Effective Date”).   In connection therewith, Tilray and the Seller agree to comply with their respective obligations set forth in Exhibit A attached hereto.

(d)Within three business days following the earlier of (i) the Registration Effective Date and (ii) December 1, 2021 (such earlier date, the “Measurement End Date”), in the event that the Share Price on the trading day immediately preceding the Announcement Date is greater than the Share Price on the trading day immediately preceding the Measurement End Date, provided that neither the Seller nor any Affiliated Fund, as applicable, has Divested any Consideration Shares, the Purchaser shall deliver, or direct such delivery of,  the Top-Up Shares to the Seller in accordance with Schedule III.  For the avoidance of doubt, if the Consideration Shares have not been issued to the Seller and the Affiliated Funds prior to December 1, 2021, neither the Seller nor any Affiliated Fund will have any entitlement to Top-Up Shares and in no circumstances will any cash payment be made in lieu of the issuance of Top-Up Shares.

(e)Following the Settlement Date, and in accordance with the MedMen SPA, the Note and the Warrants (including Section 3.3 of the Warrants), this Agreement, the Purchased Notes and the Purchased Warrants will be delivered by the Seller to the Company, and in accordance with Section 11.9 and Schedule 7.20 of the MedMen SPA the Company will execute and deliver a Note or Notes of the same type as the Purchased Notes and a Warrant or Warrants of the same type as the Purchased Warrants to the Seller and the Purchaser in their respective names evidencing the Obligations held by each following the assignment of the Purchased Notes and Purchased Warrants hereunder.

3.Defined Terms. Capitalized terms used in the introductory paragraphs hereto are herein incorporated by reference. Wherever used in this Agreement, the following terms shall have the respective meanings set forth below.

“Affiliated Funds” means any other fund, partnership or other entity affiliated with and/or managed by the Seller.

“Announcement Date” means the date of any public announcement of the Securities Sale by Tilray and the Company.

“Closing Date Share Consideration Amount” means the product of (A) the aggregate number of Consideration Shares and (B) the Share Price on the trading day immediately preceding the Announcement Date.

“Divest” means, with respect to the Consideration Shares, to divest an interest in a Consideration Share in any manner, including entering into any short, hedge or similar transaction to divest, or otherwise realize any economic interest on, such Consideration Shares.  “Divested” and “Divestment” shall have meanings correlative thereto.

“Measurement End Date Share Consideration Amount” means the product of (A) the number of Consideration Shares and (B) the Share Price on the trading day immediately preceding the Measurement End Date.

“NASDAQ” means The Nasdaq Global Select Market (or any successor thereto).

“Obligations” has the meaning given thereto in the MedMen SPA.

“Share Price” means, as of any date of determination, the closing price per share of Tilray common stock on NASDAQ.

“Top-Up Shares” means that number of shares of Tilray common stock equal to the quotient of (A) the difference between (i) the Closing Date Share Consideration Amount and (ii) the Measurement End Date Share Consideration Amount, divided by (B) the Share Price on the trading day immediately preceding the Measurement End Date.

4.Representations, Warranties and Covenants of the Seller.  The Seller represents, warrants and covenants to and agrees with the Purchaser, as of the date of this Agreement, as of the Settlement Date and the Consideration Shares Payment Date that:

(a)The Seller is duly organized and validly existing under the laws of the jurisdiction of the Cayman Islands, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions herein contemplated.

(b)The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by the Seller, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.

(c)The execution, delivery and performance of this Agreement and the consummation of the transactions hereby (i) do not conflict with the provisions of the Seller’s governing instruments, (ii) will not violate any provisions of applicable law or regulation or any applicable order of any court or regulatory body, in each case, as any such provision or order applies to the Seller and (iii) will not result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, except, in the case of clause (ii) or clause (iii) above, to the extent that the failure of such representation and warranty to be true would not reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, or on the value, validity or enforceability of the Purchased Notes or the Purchased Warrants.

(d)No actions, suits, proceedings or governmental investigations at law or in equity are pending or active (or, to its knowledge, threatened in writing) against the Seller before any governmental authority or any arbitrator (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that would reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, or on the value, validity or enforceability of the Purchased Notes or the Purchased Warrants.

(e)The Seller has obtained all consents and authorizations (including all required consents and authorizations of any governmental authority) that are necessary to be obtained by it in connection with the execution, delivery and performance by the Seller of this Agreement, and each such consent and authorization is in full force and effect, in each case, except to the extent that the failure to obtain any such consent or authorization would not reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, or on the value, validity or enforceability of the Purchased Notes or the Purchased Warrants.

(f)No filing with, or authorization, approval, consent, notice, license, order, registration, qualification, decree or other action of, any court, governmental authority or agency or any other person is necessary to be filed, noticed, or otherwise applied for by the Seller, other than ordinary course filings under securities laws, in connection with (i) the sale by the Seller of the Purchased Notes and the Purchased Warrants, (ii) the authorization, execution, delivery and performance by the Seller of this Agreement or (iii) the consummation by the Seller of the transactions contemplated hereby, except such as have been, or at the Settlement Date will have been, obtained and are in full force and effect as of the Settlement Date.

(g)As of the Settlement Date (i) the Seller has good and marketable title to the Purchased Notes and the Purchased Warrants, free and clear of any lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance or restrictions on transferability, and the Seller has the full right, power and lawful authority to assign, transfer and sell the Purchased Notes and the Purchased Warrants, and (ii) the consummation of the transactions contemplated by this Agreement shall not cause the Purchased Notes and Purchased Warrants, to be subject to any lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance of the Seller or any of its creditors.

(h)The Seller has not pledged, assigned, sold, granted a security interest in or otherwise encumbered or conveyed any interest in any of the Purchased Notes or the Purchased Warrants and no effective financing statement or other instrument similar in effect naming or purportedly naming the Seller as debtor and covering all or any part of the Purchased Notes or the Purchased Warrants is on file in any recording office.

(i)The Seller has not received written notice of, and has no actual knowledge of, any offsets, counterclaims or other defenses with respect to the Purchased Notes or the Purchased Warrants.

5.Representations, Warranties and Covenants of the Purchaser. The Purchaser represents, warrants and covenants to and agrees, as of the date of this Agreement, as of the Settlement Date and the Consideration Shares Payment Date, that:

(a)The Purchaser is acquiring the Purchased Notes and the Purchased Warrants pursuant to the applicable transfer requirements of the MedMen SPA applicable to the Purchaser in connection with the purchase of the Purchased Notes and the Purchased Warrants hereunder.

(b)In connection with the transfer of the Purchased Notes and the Purchased Warrants, (i) no Seller is acting as an agent, fiduciary or financial or investment adviser for the Purchaser, (ii) the Purchaser is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Seller, except any representations expressly set forth herein and (iii) the Purchaser has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the MedMen SPA) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Seller.

(c)The Purchaser is duly organized and validly existing under the laws of the jurisdiction of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions herein contemplated.

(d)The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by the Purchaser and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.

(e)The execution, delivery and performance of this Agreement and the consummation of the transactions hereby (i) do not conflict with the provisions of the Purchaser’s governing instruments, (ii) will not violate any provisions of applicable law or regulation or any applicable order of any court or regulatory body and (iii) will not result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, except, in the case of clause (ii) or clause (iii) above, to the extent that the failure of such representation and warranty would not reasonably be expected to have a material and adverse effect on the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

(f)No actions, suits, proceedings or governmental investigations at law or in equity are pending or active (or, to its knowledge, threatened in writing) against the Purchaser before any governmental authority or any arbitrator (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that would reasonably be expected to have a material and adverse effect on the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

(g)Assuming that the representations, warranties and covenants made the Seller in Section 4 are true and correct and have been and will be complied with, no filing with, or authorization, approval, consent, notice, license, order, registration, qualification, decree or other action of, any court, governmental authority or agency or any other person is necessary in connection with the consummation by the Purchaser of the transactions contemplated hereby, except such as have been, or at the Settlement Date will have been, obtained and are in full force and effect as of the Settlement Date.

(h)The Purchaser understands that the Purchased Notes and the Purchased Warrants are subject to the various limitations on transferability described herein and in the MedMen SPA, and the Purchaser has received a copy of the MedMen SPA and any other related transaction document which it has requested a copy and agrees that it will comply with the transfer requirements set forth in the MedMen SPA during the entire period in which it owns Purchased Notes or the Purchased Warrants, as applicable.

6.Representations, Warranties and Covenants of Tilray. Tilray represents, warrants and covenants to and agrees, as of the date of this Agreement, as of the Settlement Date and the Consideration Shares Payment Date, that:

(a)Tilray is duly organized and validly existing under the laws of the jurisdiction of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and has all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions herein contemplated.

(b)The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein, have been duly authorized by Tilray, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors’ rights generally or by general equity principles.

(c)The execution, delivery and performance of this Agreement and the consummation of the transactions hereby (i) do not conflict with the provisions of Tilray’s governing instruments, (ii) will not violate any provisions of applicable law or regulation or any applicable order of any court or regulatory body, in each case, as any such provision or order applies to the Seller and (iii) will not result in the breach of, or constitute a default, or require any consent, under any agreement, instrument or document to which it is a party or by which it or any of its property may be bound or affected, except, in the case of clause (ii) or clause (iii) above, to the extent that the failure of such representation and warranty to be true would not reasonably be expected to have a material and adverse effect on the performance by Tilray of its obligations under, or the validity or enforceability of, this Agreement.

(d)No actions, suits, proceedings or governmental investigations at law or in equity are pending or active (or, to its knowledge, threatened in writing) against Tilray before any governmental authority or any arbitrator (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (c) seeking any determination or ruling that would reasonably be expected to have a material and adverse effect on the performance by Tilray of its obligations under, or the validity or enforceability of, this Agreement.

(e)Tilray has obtained all consents and authorizations (including all required consents and authorizations of any governmental authority) that are necessary to be obtained by it in connection with the execution, delivery and performance by Tilray of this Agreement, and each such consent and authorization is in full force and effect, in each case, except to the extent that the failure to obtain any such consent or authorization would not reasonably be expected to have a material and adverse effect on the performance by Tilray of its obligations under, or the validity or enforceability of, this Agreement.

(f)No filing with, or authorization, approval, consent, notice, license, order, registration, qualification, decree or other action of, any court, governmental authority or agency or any other person is necessary in connection with (A) the authorization, execution, delivery and performance by Tilray of this Agreement or (B) the consummation by Tilray of the transactions contemplated hereby, except such as have been, or at the Settlement Date will have been, obtained and are in full force and effect as of the Settlement Date.

7.Use of Proceeds. The Seller, on behalf of itself and of each of its Affiliated Funds, hereby covenants and agrees for the benefit of the Purchaser, that none of the Seller and any Affiliated Fund or any other affiliate of the foregoing shall use, or permit the use of, any of the proceeds from the Securities Sale, or any proceeds received in connection with a Divestment of any Consideration Share, in connection with, either directly or indirectly, funding the business of any Credit Party if the business of any such Credit Party is not being conducted in compliance with applicable law, including the Controlled Substances Act.

8.Survival.  The respective agreements, representations, warranties, covenants and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, and will survive delivery of and payment for the Purchased Notes and the Purchased Warrants; provided, however, the representations and warranties contained in this Agreement will only survive for a period of twelve months following the date hereof and from and after such date no party hereto shall have any liability to any other party hereto with respect to any inaccuracy or breach of any representation or warranty contained herein.

9.Notices.  All communications hereunder will be in writing and effective only on receipt, and, (a) if sent to the Purchaser, will be delivered to it at 210 Shields Court, Markham, Ontario L3R 8V2, Canada; and (b) if sent to the Seller, will be delivered to the Seller at c/o Parallax Volatility Advisers, LP, 88 Kearny Street, 20th Floor, San Francisco, CA 94108, Attention: William Bartlett.

10.Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective officers, directors and controlling persons, and their successors and assigns, and no other person will have any right or obligation hereunder.

11.Further Agreements.  Each party hereto agrees to execute and deliver to the other parties such reasonable and appropriate additional documents, instruments or agreements (in form and substance reasonably satisfactory to the executing party) as may be necessary or appropriate to effectuate the purpose of this Agreement.

12.Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)Each of the parties hereto hereby irrevocably and unconditionally:

(i)submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii)consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address determined in accordance with Section 9 of this Agreement;

(iv)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v)to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement or any other documents executed and delivered in connection herewith, or any matter arising hereunder or thereunder.

13.Miscellaneous.  This Agreement supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof.  This Agreement may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought.  The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

14.Counterparts; Electronic Signatures.  This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.  This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of Purchased Notes or Purchased Warrants.

15.Rules of Construction. For purposes of this Agreement:  (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under U.S. GAAP; (b) unless otherwise provided, references to any month, quarter or year refer to a calendar month, quarter or year; (c) references to any amount outstanding on any particular date mean such amount at the close of business on such day; (d) the words “hereof”, “herein” and “hereunder” and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section or Schedule are references to Sections and Schedules in or to this Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; and (h) references to any agreement refer to such agreement as from time to time amended, restated, supplemented suplemented or otherwise modified from time to time in accordance with its terms.

16.Waiver of Damages.  The Seller, on the one hand, and the Purchaser, on the other hand, each agrees, to the fullest extent permitted by applicable law, not to assert, and hereby waives, any claim against any other party, on any theory of liability, for any special, indirect, consequential or punitive damages (as opposed to actual or direct damages) resulting from this Agreement or arising out of such other party’s activities in connection herewith; provided that this sentence shall in no way limit or vitiate any obligations of a party to indemnify the other party hereunder with respect to any third-party claims for special, indirect, consequential or punitive damages whatsoever.

17.Indemnification.  Subject to the survival terms set forth in Section 8, the Seller, on the one hand, and the Purchaser, on the other hand, (as applicable, the “Indemnifying Party”) shall indemnify, defend, and hold the other party hereto and its officers, directors, agents, partners (with respect to the Purchaser, including Tilray), members, controlling entities and employees

(collectively, “Indemnitees”) harmless from and against any liability, claim, cost, loss, judgment, damage or expense (including reasonable attorneys’ fees and expenses) that any Indemnitee incurs or suffers as a result of, or arising out of, (a) a material breach by the Indemnifying Party of any of its representations, warranties, covenants or agreements in this Agreement (other than Section 8) or (b) a breach by the Indemnifying Party of any of its representations, warranties, covenants or agreements in Section 7 of this Agreement.

18.Confidentiality provision.

(a)Each party (any disclosing party, the “Disclosing Party” and any receiving party, the “Recipient”) agrees that it will use the Confidential Information (as defined below) of the Disclosing Party solely for the purpose of the transactions evidenced by this Agreement and agrees not to disclose to any third party any such Confidential Information now or hereafter received or obtained by it without the Disclosing Party’s prior written consent; provided, however, that it may disclose such Confidential Information: (i) to its affiliates, subsidiaries, directors, officers, employees, investors, agents and prospective transferees of any of the Purchased Notes or Purchased Warrants with a need to know the Confidential Information for the purposes of the transactions evidenced by this Agreement; (ii) to its accountants, attorneys and other confidential advisors (collectively “Confidential Advisors”) who need to know such information for the purpose of assisting it in connection with the transactions evidenced by this Agreement; (iii) to the extent (A) required by applicable law, rule, regulation, subpoena or in connection with any legal or regulatory proceeding or (B) requested by any governmental or regulatory authority having jurisdiction over such Recipient; provided, that, in the case of the foregoing clause (A) and clause (B), the Recipient will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by law) notify the other party of its intention to make any such disclosure prior to making such disclosure; or (iv) to the extent that such information has been independently acquired or developed by the Recipient without violating any of its respective obligations under this Agreement.  Each party agrees to be responsible for any breach of this Agreement by its affiliates and Confidential Advisors and agrees that its affiliates and Confidential Advisors will be advised by it of the confidential nature of such information.

(b)Notwithstanding anything herein to the contrary, if a Recipient or any of its affiliates or Confidential Advisors are legally compelled (whether by deposition, interrogatory, request for documents, subpoena, civil investigation, demand or similar process) to disclose any of the Confidential Information (including the fact that discussions or negotiations are taking place with respect to the transactions evidenced by this Agreement), then the Recipient or any such affiliates or Confidential Advisors, as applicable, may disclose such Confidential Information, in which case such Recipient or any such affiliates or Confidential Advisors, as applicable, shall, to the extent legally permissible, promptly notify the Disclosing Party of such requirement so that such other party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions hereof.  Each Recipient agrees to use commercially reasonable efforts to assist the Disclosing Party in obtaining any such protective order.  Failing the entry of a protective order or the receipt of a waiver hereunder, such Recipient may disclose, without liability hereunder, that portion (and only that portion) of the Confidential Information that it has been advised by its counsel that it is legally compelled to disclose; provided, that it agrees to use commercially reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information by the person or persons to whom such Confidential Information was disclosed.

(c)Notwithstanding anything herein to the contrary, it is understood that a Recipient or its affiliates may disclose the Confidential Information or portions thereof at the request of a bank examiner or other regulatory authority or in connection with an examination or other inquiry of the Recipient and its affiliates by a bank examiner or other regulatory authority without any notice to the other party.

(d)“Confidential Information” shall mean any and all materials and information concerning the Disclosing Party and its affiliates and their respective businesses, which information is non-public, confidential or proprietary in nature, and shall include, without limitation, (i) information transmitted in written, oral, electronic, magnetic or any other medium, (ii) all copies and reproductions, in whole or in part, of such information and (iii) all summaries, analyses, compilations, studies, notes or other records which contain, reflect, or are generated from such information; provided, that Confidential Information does not include, with respect to any Disclosing Party, information that (A) is or becomes generally available to the public other than as a result of an action by any Recipient or its respective affiliates or Confidential Advisors in breach of this Agreement or (B) becomes available to such Recipient on a non-confidential basis from a person other than the Disclosing Party and/or any of its affiliates who is not, to the knowledge of such Recipient after due inquiry, otherwise bound by a confidentiality agreement with the Disclosing Party, or is not, to the knowledge of the Recipient after due inquiry, otherwise prohibited from transmitting the information to the Recipient.

19.Purchase Price Allocation.  The Seller, and the Purchaser, agree that the amount set forth on Schedule III under the heading “Total Purchase Price” with respect to the Seller reflects the consideration paid by the Purchaser to the Seller for the Purchased Notes and Purchased Warrants being sold by the Seller, subject to adjustment as set forth in this Agreement.  The Seller, and the Purchaser, agree to file all U.S. federal and state and local income tax returns (including amended tax returns, and claims for refund and information reports) required to be filed with any governmental authority in a manner consistent with such allocation, except as otherwise required under applicable law.  The Purchaser shall promptly notify the Seller if any governmental authority challenges such allocation.  The Parties acknowledge that the fair market value of the Consideration Shares, subject to adjustment as set forth in this Agreement, may vary from the Closing Date Share Consideration Amount set forth on Schedule III under the heading “Total Purchase Price”.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its respective offices, thereunto duly authorized, all as of the date first set forth above.

SELLER:

PARALLAX MASTER FUND, L.P.

By:	Parallax Volatility Advisers, L.P., its attorney in fact/investment adviser

By:	/s/ William Bartlett
Name: William Bartlett
Title: Managing Member, Parallax Volatility Advisers, L.P.

Signature Page Assignment and Assumption Agreement

PURCHASER:

SUPERHERO ACQUISITION L.P.

By:	Superhero Acquisition Corp., its general partner

By:	/s/ Michael Serruya
Name: Michael Serruya
Title: President

Signature Page Assignment and Assumption Agreement

ACKNOWLEDGED AND AGREED:

TILRAY, INC.

By:	/s/ Irwin D. Simon
Name: Irwin D. Simon
Title: Chairman and Chief Executive Officer

Signature Page Assignment and Assumption Agreement

Schedule I

Tranche of Note	Fully Accreted Principal Amount up to the Settlement Date of Tranche	Conversion Price	Total Number of Shares Allocated	Percentage of Tranche Sold
Seller: Parallax Master Fund, LP
1-A	N/A	$0.1529	N/A	75%
	N/A	$0.1700	N/A	75%
	N/A	$0.3400	N/A	75%
1-B	N/A	$0.1529	N/A	75%
	N/A	$0.1700	N/A	75%
	N/A	$0.3400	N/A	75%
2	N/A	$0.1529	N/A	75%
	N/A	$0.1700	N/A	75%
	N/A	$0.3400	N/A	75%
Amendment Fee	N/A	$0.1529	N/A	75%
	N/A	$0.1700	N/A	75%
	N/A	$0.3400	N/A	75%
3	N/A	$0.1529	N/A	75%
	N/A	$0.1700	N/A	75%
	N/A	$0.3400	N/A	75%
4	N/A	$0.1529	N/A	75%
Incremental Advance 1	N/A	$0.1529	N/A	75%
2020 Amendment Fee	N/A	$0.2845	N/A	75%
Incremental Advance 2	$5,886,566.92	$0.1529	38,499,457	75%
Third Restatement Advance	N/A	$0.1608	N/A	75%

Sch I-1

Schedule II

Warrant Tranche	Exercise Price	Number of Shares of the Company authorized to be Purchased pursuant to the Purchased Warrant	Percentage of Purchased Warrant Sold
Seller: Parallax Master Fund, LP
Tranche 1A(1)	$3.7180	N/A	65%
Tranche 1A(2)	$4.2900	N/A	65%
Tranche 1B(1)	$3.7180	N/A	65%
Tranche 1B(2)	$4.2900	N/A	65%
Tranche 2-A	$3.1590	N/A	65%
Tranche 2-B	$3.6450	N/A	65%
Tranche 3-A	$1.0111	N/A	65%
Tranche 3-B	$1.1667	N/A	65%
Tranche 4 Warrants	$0.1529	N/A	65%
Incremental Warrants #1	$0.1529	N/A	65%
Incremental Warrants #2	$0.1529	32,701,112	65%
Incremental Warrants #3	$0.1608	N/A	65%

Sch II-1

Schedule III

Seller	Number of Consideration Shares	Closing Date Share Consideration Amount	Cash Consideration	Total Purchase Price	Ratable Share	Net Cash Consideration[1]
Parallax Master Fund, LP	239,295	$3,139,544.30	$1,408,521.97	$4,548,066.27	2.7%	$1,354,280.48

[1]

The amount in this column is the amount to be paid to each Seller pursuant to Section 2(a)(ii) of this Agreement. Concurrently with the effectiveness of this Agreement, the Purchaser is acquiring additional interests in Notes and Warrants held by other holders. Such holders and the Sellers have agreed to allocate amongst themselves certain expenses in connection with these transactions and certain other related transactions. This allocation accounts for the difference between the amounts in the column under the heading “Cash Consideration” and this column. Each Seller and such other holders (as provided for in each such other holder’s Assignment and Assumption Agreement with the Purchaser) instruct the Purchaser to satisfy the cash payment required by Section 2(a)(ii) of each such agreement by paying the amounts set forth in the column titled “Net Cash Consideration” of each such agreement.

Sch III-1

Schedule IV

Seller	Wire Information
Parallax Master Fund, L.P.

Routing Code: BKTRUS33

ABA#: 021001033

Bank: Deutsche Bank Trust Co., Americas

Routing Code: GOLDUS33

Acct#: 01000352

Acct Name: Goldman Sachs & Co., New York

FFC Acct#: 7YCC5519

FFC Acct Name: Parallax Master Fund LP

Sch II-2

Exhibit A

Registration Rights

Capitalized terms used but not defined in this Exhibit A shall have the meanings given such terms in the Assignment and Assumption Agreement to which this Exhibit A is attached. Additionally, certain capitalized terms are defined in Section (i) below.

(a)Registration.

(i)

Tilray’s obligation to include the Seller’s Registrable Securities in the Registration Statement is contingent upon the Seller furnishing in writing to Tilray such information regarding the Seller, the securities of Tilray held by the Seller and the intended method of distribution of the Registrable Securities as shall be reasonably requested by Tilray to effect the registration of the Registrable Securities, and the Seller shall execute such documents in connection with such registration as Tilray may reasonably request that are customary of a selling stockholder in similar situations. Tilray shall, in the case of a newly filed Registration Statement, cause such Registration Statement to become effective upon filing with the Commission under the U.S. Securities Act and, in the case of a prospectus supplement or a newly filed Registration Statement, to keep the Registration Statement continuously effective under the U.S. Securities Act during the Effectiveness Period.

(ii)

If the Registration Statement covering resales of the Registrable Securities ceases to be effective for any reason at any time during the Effectiveness Period (other than because all securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), Tilray shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and amend the Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Registration Statement with the Commission so that all Registrable Securities outstanding as of the date of such filing are covered by a Registration Statement. If a new Registration Statement is filed, Tilray shall use its commercially reasonable efforts to cause the new Registration Statement to become effective as promptly as is practicable after such filing and to keep the new Registration Statement continuously effective until the end of the Effectiveness Period.

(iii)	Tilray shall amend and supplement the Prospectus and amend the Registration Statement if required by the rules, regulations or instructions applicable to the registration form used

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by Tilray for such Registration Statement or file a new Registration Statement, if required by the U.S. Securities Act, or any other documents necessary to name a Notice Holder as a selling securityholder pursuant to Section (a)(v).

(iv)	[Reserved].

(v)

The Seller may sell Registrable Securities pursuant to a Registration Statement and related Prospectus only in accordance with this Section (a)(v) and Section (b)(vii). The Seller wishing to sell Registrable Securities pursuant to the Resale Documents shall deliver a completed Notice and Questionnaire to Tilray prior to any intended distribution of Registrable Securities under the Resale Documents. From and after the Registration Effective Date, Tilray shall, as promptly as practicable after the date completed Notice and Questionnaires from one or more Notice Holders holding at least 238,795 Registrable Securities are delivered, and in any event no later than the later of (x) twenty (20) calendar days after such date or (y) twenty (20) calendar days after the expiration of any Deferral Period in effect when the Notice and Questionnaire are delivered or put into effect within five (5) Business Days of such delivery date (but in any event, not more than once in any fiscal quarter):

(A)

if required by applicable law, use commercially reasonable efforts to file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file a new Registration Statement or any other required document so that the Seller delivering such Notice and Questionnaire is named as a selling securityholder in a Registration Statement and the related Prospectus in such a manner as to permit the Seller to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if Tilray shall file a post-effective amendment to a Registration Statement or shall file a new Registration Statement, Tilray shall use its commercially reasonable efforts to cause such post-effective amendment or new Registration Statement to be declared or become effective under the U.S. Securities Act as promptly as is practicable;

(B)	provide the Seller, upon request and without charge, copies of any documents filed pursuant to Section (a)(v)(A); and

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(C)

notify Special Counsel as promptly as practicable after the effectiveness under the U.S. Securities Act of any new Registration Statement or post-effective amendment filed pursuant to Section (a)(v)(A);

provided that if such Notice and Questionnaire are delivered during a Deferral Period, Tilray shall so inform the Seller delivering such Notice and Questionnaire and shall take the actions set forth in clauses (A), (B) and (C) above upon expiration of the Deferral Period in accordance with Section (b)(vii). Notwithstanding anything contained herein to the contrary, (i) Tilray shall be under no obligation to name the Seller that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) if the Commission prevents Tilray from including any or all of the Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Shares held by a Notice Holder or any other Notice Holder or otherwise, the number of Shares to be registered for each Notice Holder in the Registration Statement shall be reduced pro rata among all such selling securityholders such that the Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the Commission.

(b)	Registration Procedures. In connection with the registration obligations of Tilray under Section (a) Tilray shall:

(i)

Before filing any Resale Documents with the Commission (other than a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference as a result of filing or furnishing a Current Report on Form 8-K), furnish to the Notice Holders and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed at least three Business Days prior to the filing of such Resale Documents (other than supplements that do nothing more than name Notice Holders and provide information with respect thereto).

(ii)

Subject to Section (b)(vii), use reasonable efforts to prepare and file with the Commission such amendments (including post-effective amendments), supplements and any other required document to each Resale Document as may be necessary to keep such Registration Statement continuously effective during the Effectiveness Period; and use its commercially reasonable efforts to comply with the provisions of the U.S. Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

(iii)	As promptly as practicable give notice to the Special Counsel, (A) when any Resale Document has been filed with the Commission and, with respect to a Registration Statement or any

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post-effective amendment, when the same has been declared effective (other than supplements that do nothing more than name Notice Holders and provide information with respect thereto), (B) of any request, following the Registration Effective Date under the U.S. Securities Act, by the Commission or any other federal, provincial or state governmental authority for amendments or supplements to any Resale Documents or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of any Resale Documents or the initiation of any proceedings for that purpose, (D) of the receipt by Tilray of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (E) of the occurrence of, but not the nature of or details concerning, a Material Event and (F) of the determination by Tilray that a post-effective amendment to a Registration Statement will be filed with the Commission, which notice may, at the discretion of Tilray (or as required pursuant to Section (b)(vii)) state that it constitutes a Deferral Notice, in which event the provisions of Section (b)(vii) shall apply.

(iv)

Use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest reasonable practicable date, except that Tilray shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction.

(v)

During the Effectiveness Period, deliver to each Notice Holder and the Special Counsel, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and Tilray hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such

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Prospectus or any amendment or supplement thereto in the manner set forth therein.

(vi)

Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its commercially reasonable efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or “blue sky” laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective until the expiration of the Effectiveness Period (which request may be included in the Notice and Questionnaire); provided that Tilray will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

(vii)

Upon (w) the issuance by the Commission of a stop order suspending the effectiveness of a Registration Statement or the initiation of proceedings with respect to a Registration Statement under Section 8(d) or 8(e) of the U.S. Securities Act, (x) the occurrence of any event or the existence of any fact (a “Material  Event”) as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (y) the occurrence of any event that requires the filing of a post-effective amendment to the Registration Statement under the U.S. Securities Act or the U.S. Exchange Act or (z) the occurrence or existence of any pending corporate development that, in the reasonable discretion of Tilray, makes it appropriate to suspend the availability of a Registration Statement and the related Prospectus:

(A)

in the case of clause (x) above, use its commercially reasonable efforts to as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other

Ex-5

required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable;

(B)

in the case of clause (y) above, use its commercially reasonable efforts to as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement and use its commercially reasonable efforts to cause it to be declared effective as promptly as is practicable; and

(C)	in any event, give notice to the Special Counsel that the availability of a Registration Statement is suspended (a “Deferral Notice”).

Tilray will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (i) in the case of clause (w) above, as promptly as is practicable, (ii) in the case of clauses (x) or (y) above, as soon as, in the sole judgment of Tilray, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of Tilray or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (iii) in the case of clause (z) above, as soon as in the reasonable discretion of Tilray, such suspension is no longer appropriate. Any such period during which the availability of the Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall not exceed forty-five (45) days in any ninety (90)-day period or an aggregate of ninety (90) days in any twelve (12)-month period.

(viii)

If requested in writing in connection with a disposition of Registrable Securities pursuant to the Resale Documents, cause the appropriate officers, directors and employees of Tilray and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders, or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided that such persons shall first agree

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in writing with Tilray that any non-public information shall be used solely for the purposes of satisfying “due diligence” obligations under the U.S. Securities Act and exercising rights hereunder and shall be kept confidential by such persons, unless (x) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (y) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (z) such information becomes available to any such person from a source other than Tilray and such source is not bound by a confidentiality agreement, and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the Special Counsel; and provided further that Tilray shall not be required to provide commercially sensitive materials to direct competitors of Tilray. Any person legally compelled to disclose any such confidential information made available for inspection shall as soon as practicable provide Tilray with prior written notice of such requirement so that Tilray may seek a protective order or other appropriate remedy and such person shall take such actions as reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interest of the Seller.

(ix)

Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the U.S. Securities Act and Rule 158 thereunder (or any similar rule promulgated under the U.S. Securities Act) for a twelve (12)-month period commencing on the first day of the first fiscal quarter of Tilray commencing after the effective date of a Registration Statement, which statements shall be made available no later than sixty (60) days after the end of the twelve (12)-month period or ninety (90) days if the twelve (12)-month period coincides with the fiscal year of Tilray, and which requirement will be deemed to be satisfied if Tilray timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the U.S. Exchange Act and otherwise complies with Rule 158 under the U.S. Securities Act or any successor rule thereto.

(x)	[Reserved].

(xi)	Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement.

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(xii)

Use its commercially reasonable efforts to cause the Consideration Shares and any Top-Up Shares covered by the Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which Tilray’s common stock is then listed or quoted.

(c)	Seller’s Obligations.

(i)

The Seller agrees, by acquisition of the Registrable Securities, that no Seller shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless the Seller has furnished Tilray with a completed Notice and Questionnaire as required pursuant to Section (a)(v) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to Tilray all information required to be disclosed in order to make the information previously furnished to Tilray by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as Tilray may from time to time reasonably request. Any sale of any Registrable Securities by the Seller shall constitute a representation and warranty by the Seller that the information relating to the Seller and its plan of distribution is as set forth in the Prospectus delivered by the Seller in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by the Seller or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by the Seller or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading. The Seller further agrees not to sell any Registrable Securities pursuant to the Registration Statement without delivering, or, if permitted by applicable securities law, making available, to the purchaser thereof a Prospectus in accordance with the requirements of applicable securities laws. The Seller further agrees that the Seller will not make any offer relating to the Registrable Securities pursuant to the Registration Statement that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus, unless it has obtained the prior written consent of Tilray.

(ii)	Upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to any Registration Statement until such Special Counsel’s receipt of

Ex-8

copies of the supplemented or amended Prospectus, or until it is advised in writing by Tilray that the Prospectus may be used.

(d)

Registration Expenses. Tilray shall bear all fees and expenses incurred in connection with the performance by Tilray of its obligations under Sections (a) and (b) whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with FINRA and the Commission and (y) of compliance with federal, provincial and state securities or “blue sky” laws (including, without limitation, and subject to clause (vii) below, reasonable fees and disbursements of the Special Counsel in connection with blue sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Tilray), (iii) all reasonable expenses of any persons in preparing or assisting in preparing, word processing, printing and distributing any Resale Document, and any securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) reasonable fees and disbursements of counsel for Tilray in connection with any Resale Documents, (v) reasonable fees and disbursements of the registrar and transfer agent for the Shares, (vi) U.S. Securities Act liability insurance obtained by Tilray in its sole discretion and (vii) the reasonable and documented or invoiced fees and disbursements of Special Counsel. In addition, Tilray shall pay the internal expenses of Tilray (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by Tilray of the Registrable Securities on any securities exchange on which similar securities of Tilray are then listed and the fees and expenses of any person, including special experts, retained by Tilray. Notwithstanding the provisions of this Section (d), each seller of Registrable Securities shall pay any fees and disbursements of such seller’s counsel, broker’s commission, agency fee or underwriter’s discount or commission in connection with the sale of the Registrable Securities under a Resale Document.

(e)

Specific Performance. In the event of actual or potential breach by Tilray of any of its obligations under Section 2(c) of the Agreement and this Exhibit A, the Seller will be entitled to specific performance of its rights under Section 2(c) of the Agreement and this Exhibit A. Tilray agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions

Ex-9

of Section 2(c) of the Agreement or this Exhibit A and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(f)	Indemnification.

(i)

Tilray agrees to indemnify and hold harmless each Notice Holder, each person, if any, who controls any Notice Holder within the meaning of either Section 15 of the U.S. Securities Act or Section 20 of the U.S. Exchange Act, any underwriter (as defined in the U.S. Securities Act) for such Notice Holder, and each affiliate (as defined in Rule 144) of any Notice Holder within the meaning of Rule 405 under the U.S. Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), as incurred, caused by or that are based upon or arise as of any untrue statement or alleged untrue statement of a material fact contained in any Resale Document or any Issuer Free Writing Prospectus prepared by it or authorized by it in writing for use by such Notice Holder (as amended or supplemented if Tilray shall have furnished any amendments or supplements thereto), caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, except to the extent such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Notice Holder furnished to Tilray in writing by or on behalf of such Notice Holder expressly for use therein; provided that the foregoing indemnity shall not inure to the benefit of any Notice Holder (or to the benefit of any person controlling such Notice Holder) from whom the person asserting such losses, claims, damages or liabilities purchased the Registrable Securities, if a copy of the Prospectus or the Issuer Free Writing Prospectus (both as then amended or supplemented if Tilray shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Notice Holder to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the Prospectus or the Issuer Free Writing Prospectus (both as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by Tilray under this Agreement.

(ii)	Each Notice Holder agrees severally and not jointly to indemnify and hold harmless Tilray and its directors, its officers who

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sign any Registration Statement or Prospectus, each underwriter, broker or other person acting on behalf of the Notice Holder and each person, if any, who controls any of the foregoing persons (within the meaning of either Section 15 of the U.S. Securities Act or Section 20 of the U.S. Exchange Act) or any other Notice Holder, to the same extent as the foregoing indemnity from Tilray to such Notice Holder, but only (i) to the extent such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based solely upon information relating to such Notice Holder furnished to Tilray in writing by or on behalf of such Notice Holder expressly for use in such Registration Statement, Prospectus or amendment or supplement thereto or (ii) to the extent that such Notice Holder fails to send or deliver a copy of the Prospectus (as then amended or supplemented if Tilray shall have furnished any amendments or supplements thereto), but only if (A) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities and (B) such failure is not the result of noncompliance by Tilray under this Agreement. In no event shall the liability of any Notice Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Notice Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the Notice Holder may otherwise have.

(iii)

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section (f)(i) or (ii), such person (the “Registration Rights Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Registration Rights Indemnifying Party”) in writing and the Registration Rights Indemnifying Party, upon request of the Registration Rights Indemnified Party, shall retain counsel reasonably satisfactory to the Registration Rights Indemnified Party to represent the Registration Rights Indemnified Party and any others the Registration Rights Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding; provided that the failure of any Registration Rights Indemnified Party to give such notice shall not relieve the Registration Rights Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Registration Rights Indemnifying Party. In any such proceeding, any Registration Rights Indemnified Party

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shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Registration Rights Indemnified Party unless (i) the Registration Rights Indemnifying Party and the Registration Rights Indemnified Party shall have mutually agreed to the retention of such counsel, (ii) the Registration Rights Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Registration Rights Indemnified Party in any such proceeding or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Registration Rights Indemnifying Party and the Registration Rights Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Registration Rights Indemnifying Party shall not, in respect of the legal expenses of any Registration Rights Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such Registration Rights Indemnified Parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section (f)(i), the Seller of a majority of the Registrable Securities covered by the Registration Statement held by Sellers that are Registration Rights Indemnified Parties pursuant to Section (f)(i) and, in the case of parties indemnified pursuant to Section (f)(ii), Tilray. The Registration Rights Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned, but if settled with such consent or if there be a final judgment for the plaintiff, the Registration Rights Indemnifying Party agrees to indemnify the Registration Rights Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Registration Rights Indemnifying Party shall, without the prior written consent of the Registration Rights Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Registration Rights Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Registration Rights Indemnified Party, unless such settlement includes an unconditional release of such Registration Rights Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(iv)	To the extent that the indemnification provided for in Section (f)(i) or (ii) is unavailable to an Registration Rights Indemnified

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Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Registration Rights Indemnifying Party under such paragraph, in lieu of indemnifying such Registration Rights Indemnified Party thereunder, shall contribute to the amount paid or payable by such Registration Rights Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Registration Rights Indemnifying Party or parties on the one hand and the Registration Rights Indemnified Party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Registration Rights Indemnifying Party or parties on the one hand and of the Registration Rights Indemnified Party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Tilray shall be deemed to be equal to the total net proceeds from the initial issuance of the Notes to which such losses, claims, damages or liabilities relate. The relative benefits received by the Seller shall be deemed to be equal to the value of receiving registration rights under this Agreement for the Registrable Securities. The relative fault of the Sellers on the one hand and Tilray on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by Tilray, and the parties’ relative intent, knowledge, access to information, opportunity to correct or prevent such statement or omission and other equitable considerations appropriate under the circumstances. The Sellers’ respective obligations to contribute pursuant to this Section (f)(iv) are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section (f)(iv) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by a Registration Rights Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Registration Rights Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding this Section (f)(iv), no Registration Rights

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Indemnifying Party that is a selling Seller shall be required to contribute any amount in excess of the amount by which the net proceeds received by the Seller from the sale of the Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the U.S. Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(v)

The remedies provided for in this Section (f) are not exclusive and shall not limit any rights or remedies which may otherwise be available to a Registration Rights Indemnified Party at law or in equity, hereunder, under the Agreement or otherwise.

(vi)

The indemnity and contribution provisions contained in this Section (f) shall remain operative and in full force and effect regardless of (i) any termination of the Agreement, (ii) any investigation made by or on behalf of the Seller, any person controlling the Seller or any affiliate (as defined in Rule 144) of the Seller or by or on behalf of Tilray, its officers or directors or any person controlling Tilray and (iii) the sale of any Registrable Securities by the Seller pursuant to the Registration Statement.

(g)	Information Requirements. Tilray shall use commercially reasonable efforts to file the reports required to be filed by it under the U.S. Exchange Act or the U.S. Securities Act.

(h)

No Conflicting Agreements. Tilray is not, as of the date hereof, a party to, nor shall it, on or after the date of the Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Sellers in the Agreement including this Exhibit A. Tilray represents and warrants that the rights granted to the Sellers hereunder do not in any way conflict with the rights granted to the holders of Tilray’s securities under any other agreements.

(i)	As used in this Exhibit A, the following terms shall have the following meanings.

“Business Day” any day except Saturday, Sunday or any day on which banks are generally not open for business in the City of Los Angeles, California or New York, New York.

“Commission” means the Securities and Exchange Commission.

“Effectiveness Period” means the period commencing on the Registration Effective Date and ending on the earliest to occur of (1) the date all of the Registrable Securities have been sold pursuant to the Registration Statement and (2) the date no Registrable Securities remain outstanding.

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“Free Writing Prospectus” has the meaning set forth in Rule 405 under the U.S. Securities Act.

“Issuer Free Writing Prospectus” has the meaning set forth in Rule 433 under the U.S. Securities Act.

“Notice and Questionnaire” means a written notice delivered to Tilray containing information about the Seller reasonably requested by Tilray at least three (3) Business Days in advance of filing a Registration Statement that is necessary for Tilray to include the Seller as a selling securityholder in the Registration Statement.

“Notice Holder” means, on any date, the Seller that has delivered a completed Notice and Questionnaire to Tilray on or prior to such date.

“Prospectus” means a prospectus relating to a Registration Statement, as amended or supplemented, and all materials incorporated by reference in such Prospectus.

“Registrable Securities” means (x) the Consideration Shares, (y) any reasonably expected number of Top-Up Shares (such number to be mutually agreed by Tilray and the Sellers), and (z) any securities into or for which such Consideration Shares or Top-Up Shares have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earlier of (i) its effective registration under the U.S. Securities Act and resale in accordance with a Registration Statement or (ii) its eligibility for resale to the public pursuant to Rule 144.

“Resale Documents” means, collectively, the Registration Statement and Prospectus, each as amended, supplemented or otherwise modified from time to time.

“Rule 144” means Rule 144 under the U.S. Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

“Special Counsel” means Shartsis Friese LLP.

“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

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